UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2017

VEREIT, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 3, 2017, VEREIT, Inc., a Maryland corporation (the “Company”), held its 2017 annual meeting of stockholders (the “Annual Meeting”). As of March 9, 2017, the record date for the Annual Meeting, there were 974,267,963 common shares of the Company issued and outstanding and entitled to vote at the Annual Meeting.

The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal No. 1 — Election of Director Nominees to Serve Until the 2018 Annual Meeting and Until Their Respective Successors are Duly Elected and Qualified

All of the eight director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2018 and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal, as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	739,371,894	3,226,797	797,839	129,605,421
Hugh R. Frater	739,233,988	3,115,639	1,046,903	129,605,421
David B. Henry	712,174,362	30,246,586	975,582	129,605,421
Mary Hogan Preusse	739,054,730	3,416,189	925,611	129,605,421
Richard J. Lieb	730,465,641	11,919,273	1,011,616	129,605,421
Mark S. Ordan	724,177,334	18,222,334	996,862	129,605,421
Eugene A. Pinover	739,194,230	3,200,556	1,001,744	129,605,421
Julie G. Richardson	735,320,044	7,166,766	909,720	129,605,421

Proposal No. 2 — Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Votes Against	Abstentions
869,361,555	1,084,294	2,556,102

Proposal No. 3 — Adoption of a Non-Binding Advisory Resolution Approving the Compensation for Named Executive Officers as Described in the Company’s Proxy Statement

The Company’s stockholders adopted a non-binding advisory resolution approving the compensation described for the Company’s named executive officers in the Company’s proxy statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
700,867,994	40,349,481	2,179,055	129,605,421

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

	By:	/s/ Lauren Goldberg
	Name:	Lauren Goldberg
	Title:	Executive Vice President, General Counsel and Secretary
Date: May 5, 2017

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